Filed Pursuant to Rule 497(k)

Registration No. 33-52742

SUNAMERICA SERIES TRUST

Cash Management Portfolio

(the “Portfolio”)

Supplement dated April 19, 2016 to the Portfolio’s

Summary Prospectus dated May 1, 2015, as supplemented and amended to date

On April 15, 2016, SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, replaced BofA Advisors, LLC (“BofA Advisors”), the Portfolio’s subadviser, as the adviser responsible for making the day-to-day investment decisions for the Portfolio. Accordingly, the following changes are made to the Prospectus effective April 15, 2016:

The section entitled “Portfolio Summary: Cash Management Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Andrew Doulos	2016	Portfolio Manager

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.